UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 1, 2005
Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
111 Eighth Avenue
New York, New York 10011
(Address of principal executive offices, including zip code)
(212) 624-3700
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 is being filed to furnish a replacement for the Exhibit 99.3 previously furnished. All information on Exhibit 99.3 remains unchanged except the per share guidance for the year ended December 31, 2005, which has been computed based on the diluted weighted-average shares outstanding for the nine months ended September 30, 2005 plus the estimated diluted weighted-average shares outstanding for the quarter ended December 31, 2005.
Item 9.01. Financial Statements and Exhibits
      (c)      Exhibits
     The following exhibits are filed or furnished herewith:

99.1*	Press Release, dated November 1, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc.

99.2*	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

*     Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Health Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: November 3, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release, dated November 1, 2005, regarding the Registrant’s results for the quarter ended September 30, 2005 and its agreement to acquire Conceptis Technologies Inc.

99.2*	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary

*	Previously filed.

5